                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                November 21, 2005
                 Date of Report (Dates earliest event reported)

                           NATIONAL AUTO CREDIT, INC.
             (Exact Name of Registrant as Specified in its Charter)

DELAWARE                              1-11601                    34-1816760
(State or Other Jurisdiction of    (Commission                (I.R.S. Employer
Incorporation or Organization)       File No.)               Identification No.)

                               555 MADISON AVENUE
                                   29TH FLOOR
                               NEW YORK, NY 10022
              (Address of principal executive offices and zip code)

                                 (212) 644-1400
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name of former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under and of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17CFR240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17CFR240.12e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE.

         On November 21, 2005, National Auto Credit, Inc. issued a press release announcing that it consummated the acquisition of 100% of the membership interest in Option Technologies Interactive LLC ("OTI") from Flexner Wheatley &
Associates and MeetingNet Interactive, Inc. OTI is a technology company providing interactive software and hardware systems and services for use in live events, training and education satellite videoconferencing and corporate meeting services.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibit 99.1 Press Release dated November 21, 2005

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                NATIONAL AUTO CREDIT, INC.
                                                (Registrant)

Dated: November 21, 2005                        By:  /s/ James McNamara
       --------------------                          ---------------------------
                                                James McNamara
                                                Chief Executive Officer

Dated: November 21, 2005                        By:  /s/ Robert V. Cuddihy, Jr.
       --------------------                          --------------------------
                                                Robert V. Cuddihy, Jr.
                                                Chief Financial Officer

                                       2